Exhibit 99.1   NEWS RELEASE

As previously announced, TDS will hold a teleconference Nov. 4, 2016, at 9:30 a.m. CDT. Listen to the call live via the Events & Presentations page of investors.tdsinc.com.

 FOR IMMEDIATE RELEASE

 TDS reports third quarter 2016 results

2016 guidance reaffirmed

CHICAGO, (Nov. 4, 2016) — Telephone and Data Systems, Inc. (NYSE:TDS) reported total operating revenues of $1,301 million for the third quarter of 2016, versus $1,374 million for the same period one year ago. Net income attributable to TDS shareholders and related diluted earnings per share were $13 million and $0.11, respectively, for the third quarter of 2016, compared to $51 million and $0.46, respectively, in the same period one year ago.

Note:  In the third quarter of 2016, U.S. Cellular terminated a naming rights agreement and recognized a charge of $13 million while, in the third quarter of 2015, U.S. Cellular discontinued its loyalty rewards program and recognized $58 million in service revenues.

"Each of our businesses continued working toward their long-term objectives," said LeRoy T. Carlson, Jr., TDS president and CEO. “U.S. Cellular achieved strong customer loyalty and TDS Telecom grew residential broadband customers in both wireline and cable.

"U.S. Cellular grew its total customer base with strong prepaid additions. With rising customer adoption of equipment installment plans (EIP), equipment revenue showed solid growth. U.S. Cellular is enhancing its already high-quality network by investing in new technology like Voice over LTE (VoLTE), and is on track to roll out the first commercial launch of VoLTE for some of its customers early next year.

"TDS Telecom’s wireline operations drove a significant increase in IPTV subscribers, which combined with growth in broadband data connections and customer demand for faster data speeds, generated higher residential revenues.  TDS Telecom's cable operations rapidly added residential broadband and voice connections, achieving increased operating revenues. OneNeck IT Solutions continues to focus on increasing recurring revenues in hosted and managed services, especially cloud and colocations services.”

2016 Estimated Results

Current estimates of full-year 2016 results for U.S. Cellular, TDS Telecom, and TDS, which are unchanged from the previous estimates, are shown below.  Such estimates represent management’s view as of November 4, 2016.  Such forward-looking statements should not be assumed to be current as of any future date.  TDS undertakes no duty to update such information, whether as a result of new information, future events, or otherwise.  There can be no assurance that final results will not differ materially from such estimated results.

2016 Estimated Results

	U.S. Cellular		TDS Telecom		TDS(2)
	Current	Previous	Current	Previous	Current	Previous
(Dollars in millions)
Total operating revenues	$3,900-$4,100	Unchanged	$1,130-$1,180	Unchanged	$5,040-$5,290	Unchanged
Operating cash flow (1)	$525-$650	Unchanged	$270-$310	Unchanged	$800-$965	Unchanged
Adjusted EBITDA (1)	$725-$850	Unchanged	$270-$310	Unchanged	$1,000-$1,165	Unchanged
Capital expenditures (Approximately)	$500	Unchanged	$180	Unchanged	$695	Unchanged

The following tables provide a reconciliation to Operating Cash Flow and Adjusted EBITDA for 2016 estimated results, and actual results for the nine months ended September 30, 2016 and year ended December 31, 2015. In providing 2016 estimated results, TDS has not completed the below reconciliation to net income because it does not provide guidance for income taxes.  Although potentially significant, TDS believes that the impact of income taxes cannot be reasonably predicted; therefore, TDS is unable to provide such guidance.

	2016 Estimated Results

	U.S. Cellular	TDS Telecom	TDS(2)
(Dollars in millions)
Net income (loss) (GAAP)	N/A	N/A	N/A
Add back:
Income tax expense (benefit)	N/A	N/A	N/A
Income (loss) before income taxes
(GAAP)	$(5)-120	$40-80	$(25)-140
Add back:
Interest expense	110	–	165
Depreciation, amortization and
accretion expense	615	230	855
EBITDA (Non-GAAP)	$720-845	$270-310	$995-1,160
Add back:
(Gain) loss on sale of business and
other exit costs, net	–	–	–
(Gain) loss on license sales and
exchanges, net	(15)	–	(15)
(Gain) loss on asset disposals, net	20	–	20
Adjusted EBITDA (Non-GAAP) (1)	$725-850	$270-310	$1,000-1,165
Deduct:
Equity in earnings of unconsolidated
entities	140	–	140
Interest and dividend income	60	–	60
Operating cash flow (Non-GAAP) (1)	$525-650	$270-310	$800-965

	Actual Results

	Nine Months Ended September 30, 2016			Year ended December 31, 2015
	U.S. Cellular	TDS Telecom	TDS (2)	U.S. Cellular*	TDS Telecom	TDS (2)*
(Dollars in millions)
Net income (GAAP)	$54	$32	$58	$247	$46	$263
Add back:
Income tax expense	39	20	45	156	35	172
Income before income taxes
(GAAP)	$93	$53	$103	$404	$81	$435
Add back:
Interest expense	84	2	127	86	1	142
Depreciation, amortization and
accretion expense	462	168	636	606	228	844
EBITDA (Non-GAAP)	$639	$223	$866	$1,096	$310	$1,421
Add back:
(Gain) loss on sale of business and
other exit costs, net	–	–	(1)	(114)	(10)	(136)
(Gain) loss on license sales and
exchanges, net	(16)	–	(16)	(147)	–	(147)
(Gain) loss on asset disposals, net	16	4	20	16	6	22
Adjusted EBITDA (Non-GAAP) (1)	$639	$226	$869	$852	$306	$1,160
Deduct:
Equity in earnings of unconsolidated
entities	110	–	109	140	–	140
Interest and dividend income	41	2	44	37	2	39
Other, net	–	–	1	–	–	–
Operating cash flow (Non-GAAP) (1)(3)	$488	$225	$715	$675	$304	$981

* Includes $58 million of revenue related to termination of the rewards points program.
Note: Totals may not foot due to rounding differences.

  Adjusted EBITDA (earnings before interest, taxes, depreciation, amortization and accretion) is defined as net income adjusted for the items set forth in the reconciliation above.  Operating cash flow is defined as net income adjusted for the items set forth in the reconciliation above.  Adjusted EBITDA and Operating cash flow are not measures of financial performance under Generally Accepted Accounting Principles in the United States (“GAAP”) and should not be considered as alternatives to Net income or Cash flows from operating activities, as indicators of cash flows or as measure of liquidity.  TDS does not intend to imply that any such items set forth in the reconciliation above are non-recurring, infrequent or unusual; such items may occur in the future.  Management uses Adjusted EBITDA and Operating cash flow as measurements of profitability, and therefore reconciliations to applicable GAAP income measures are deemed appropriate.  Management believes Adjusted EBITDA and Operating cash flow are useful measures of TDS’ operating results before significant recurring non-cash charges, gains and losses, and other items as presented below as they provide additional relevant and useful information to investors and other users of TDS’ financial data in evaluating the effectiveness of its operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance.  Adjusted EBITDA shows adjusted earnings before interest, taxes, depreciation, amortization and accretion, and gains and losses, while Operating cash flow reduces this measure further to exclude Equity in earnings of unconsolidated entities and Interest and dividend income in order to more effectively show the performance of operating activities excluding investment activities.  The table above reconciles Adjusted EBITDA and Operating cash flow to the corresponding GAAP measure, Net income or Income (loss) before income taxes.
  The TDS column includes U.S. Cellular, TDS Telecom and also the impacts of consolidating eliminations, corporate operations and non-reportable segments, all of which are not presented above.
  A reconciliation of Operating cash flow (Non-GAAP) to Operating income (GAAP) for September 30, 2016 actual results can be found on the company's website at investors.tdsinc.com.

Stock Repurchase Summary

TDS began repurchasing stock under its $250 million repurchase authorization on Aug. 5, 2013.   The following represents repurchases of TDS Common Shares.

Repurchase Period	# Shares	Cost (in millions)
2016 (year-to-date through September 30, 2016)	111,700	$3
2015 (full year)	–	$–
Total	111,700	$3

Conference Call Information

TDS will hold a conference call on November 4, 2016 at 9:30 a.m. Central Time.

  Access the live call on the Events & Presentations page of investors.tdsinc.com or at https://www.webcaster4.com/Webcast/Page/1145/17986.
  Access the call by phone at 877/407-8029 (US/Canada), no pass code required.

Before the call, certain financial and statistical information to be discussed during the call will be posted to investors.tdsinc.com. The call will be archived on the Events & Presentations page of investors.tdsinc.com.

About TDS

Telephone and Data Systems, Inc. (TDS), a Fortune 500® company, provides wireless; cable and wireline broadband, TV and voice; and hosted and managed services to approximately 6 million customers nationwide through its businesses, U.S. Cellular, TDS Telecom, OneNeck IT Solutions, and BendBroadband. Founded in 1969 and headquartered in Chicago, TDS employed 10,400 people as of September 30, 2016.

Visit www.tdsinc.com  for comprehensive financial information, including earnings releases, quarterly and annual filings, shareholder information and more.

Contacts

Jane McCahon, Senior Vice President, Corporate Relations and Corporate Secretary

312-592-5379

jane.mccahon@tdsinc.com

Julie Mathews, IRC, Investor Relations Director

312-592-5341

julie.mathews@tdsinc.com

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: All information set forth in this news release, except historical and factual information, represents forward-looking statements. This includes all statements about the company’s plans, beliefs, estimates, and expectations. These statements are based on current estimates, projections, and assumptions, which involve certain risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Important factors that may affect these forward-looking statements include, but are not limited to: intense competition; the ability to execute TDS’ business strategy; uncertainties in TDS’ future cash flows and liquidity and access to the capital markets; the ability to make payments on TDS and U.S. Cellular indebtedness or comply with the terms of debt covenants; impacts of any pending acquisitions/divestitures/exchanges of properties and/or licenses,  including, but not limited to, the ability to obtain regulatory approvals, successfully complete the transactions and the financial impacts of such transactions; the ability of the company to successfully manage and grow its markets; the overall economy; the access to and pricing of unbundled network elements; the ability to obtain or maintain roaming arrangements with other carriers on acceptable terms; the state and federal telecommunications regulatory environment; the value of assets and investments; adverse changes in the ratings afforded TDS and U.S. Cellular debt securities by accredited ratings organizations; industry consolidation; advances in telecommunications technology; pending and future litigation; changes in income tax rates, laws, regulations or rulings; changes in customer growth rates, average monthly revenue per user, churn rates, roaming revenue and terms, the availability of wireless devices, or the mix of products and services offered by U.S. Cellular and TDS Telecom. Investors are encouraged to consider these and other risks and uncertainties that are discussed in the Form 8-K Current Report used by TDS to furnish this press release to the Securities and Exchange Commission, which are incorporated by reference herein.

For more information about TDS and its subsidiaries, visit:

TDS: www.tdsinc.com

U.S. Cellular: www.uscellular.com

TDS Telecom: www.tdstelecom.com

OneNeck IT Solutions: www.oneneck.com

United States Cellular Corporation
Summary Operating Data (Unaudited)

As of or for the Quarter Ended		9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Retail Connections
Postpaid
	Total at end of period	4,484,000	4,490,000	4,454,000	4,409,000	4,341,000
	Gross additions	174,000	197,000	215,000	240,000	200,000
	Feature phones	10,000	8,000	9,000	10,000	14,000
	Smartphones	105,000	107,000	124,000	132,000	119,000
	Connected devices	59,000	82,000	82,000	98,000	67,000
	Net additions (losses)	(6,000)	36,000	45,000	68,000	17,000
	Feature phones	(20,000)	(21,000)	(25,000)	(25,000)	(28,000)
	Smartphones	(7,000)	8,000	20,000	23,000	6,000
	Connected devices	21,000	49,000	50,000	70,000	39,000
	ARPU (1)(8)	$47.08	$47.37	$48.13	$51.46	$58.12
	ABPU (Non-GAAP)(2)(8)	$56.79	$56.09	$56.06	$58.57	$63.88
	ARPA (3)(8)	$125.31	$124.91	$125.36	$131.96	$147.00
	ABPA (Non-GAAP)(4)(8)	$151.16	$147.90	$145.99	$150.19	$161.57
	Churn rate (5)	1.34%	1.20%	1.28%	1.31%	1.41%
	Handsets	1.22%	1.10%	1.18%	1.23%	1.33%
	Connected devices	2.04%	1.84%	2.01%	1.95%	2.20%
	Smartphone penetration (6)	78%	77%	75%	74%	72%
Prepaid
	Total at end of period	480,000	413,000	399,000	387,000	380,000
	Gross additions	132,000	73,000	75,000	69,000	71,000
	Net additions (losses)	67,000	14,000	12,000	7,000	12,000
	ARPU (1)	$34.39	$34.58	$35.51	$35.54	$35.64
	Churn rate (5)	4.84%	4.86%	5.37%	5.40%	5.24%
Total connections at end of period (9)		5,030,000	4,973,000	4,926,000	4,876,000	4,807,000
Smartphones sold as a percent of total
handsets sold		92%	91%	92%	91%	87%
Market penetration at end of period
Consolidated operating population		31,994,000	31,994,000	31,994,000	31,967,000	31,814,000
Consolidated operating penetration (7)		16%	16%	15%	15%	15%
Capital expenditures (millions)		$103	$93	$79	$198	$135
Total cell sites in service		6,374	6,324	6,306	6,297	6,246
Owned towers		4,015	3,988	3,989	3,978	3,957

(1)

Average Revenue Per User (“ARPU”) - metric is calculated by dividing a revenue base by an average number of connections and by the number of months in the period.  These revenue bases and connection populations are shown below:

	▪	Postpaid ARPU consists of total postpaid service revenues and postpaid connections.
	▪	Prepaid ARPU consists of total prepaid service revenues and prepaid connections.
(2)

Average Billings Per User (“ABPU”) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid connections and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(3)	Average Revenue Per Account (“ARPA”) - metric is calculated by dividing total postpaid service revenues by the average number of postpaid accounts and by the number of months in the period.
(4)

Average Billings Per Account (“ABPA”) - non-GAAP metric is calculated by dividing total postpaid service revenues plus equipment installment plan billings by the average number of postpaid accounts and by the number of months in the period.  Refer to the end of this release for a reconciliation of this metric to its most comparable GAAP metric.

(5)	Churn rate represents the percentage of the connections that disconnect service each month. These rates represent the average monthly churn rate for each respective period.
(6)	Smartphone penetration is calculated by dividing postpaid smartphone connections by postpaid handset connections.
(7)	Market penetration is calculated by dividing the number of wireless connections at the end of the period by the total population of consolidated operating markets as estimated by Nielsen.
(8)

The quarter ended September 30, 2015 results include the recognition of $58 million in revenue due to the discontinuation of the loyalty rewards points program.  The discontinuation had the effect of increasing ARPU/ABPU and ARPA/ABPA by $4.48 and $11.34 for the three months ended September 2015, respectively.

(9)	Includes reseller and other connections.

TDS Telecom
Summary Operating Data (Unaudited)

Quarter Ended		9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
TDS Telecom
Wireline
Residential connections
	Voice (1)	314,600	316,800	318,400	319,800	325,900
	Broadband (2)	232,800	232,200	229,100	228,500	231,600
	IPTV (3)	43,600	41,200	38,300	34,400	30,300
	Wireline residential connections	590,900	590,200	585,800	582,700	587,800

Total residential revenue per connection (4)		$44.25	$43.67	$43.28	$41.24	$42.83

Commercial connections
	Voice (1)	160,900	164,000	167,400	171,500	176,700
	Broadband (2)	21,700	21,900	22,000	22,400	23,000
	managedIP (5)	151,500	149,000	148,500	147,100	145,900
	Wireline commercial connections	334,000	334,900	337,900	341,000	345,600

Total Wireline connections		924,900	925,100	923,700	923,700	933,400

Cable
Cable Connections
	Video (6)	101,100	102,900	104,600	106,800	108,300
	Broadband (7)	130,200	125,700	121,700	117,100	114,600
	Voice (8)	59,800	58,900	58,100	56,400	54,000
	Cable connections	291,000	287,600	284,400	280,300	276,900

Numbers may not foot due to rounding.

(1)	The individual circuits connecting a customer to Wireline’s central office facilities.
(2)	The number of Wireline customers provided high-capacity data circuits via various technologies, including DSL and dedicated internet circuit technologies.
(3)	The number of Wireline customers provided video services using IP networking technology.
(4)

Total residential revenue per connection is calculated by dividing total Wireline residential revenue by the average number of total Wireline residential connections and by the number of months in the period.

(5)	The number of telephone handsets, data lines and IP trunks providing communications using IP networking technology.
(6)

Generally, a home or business receiving video programming counts as one video connection. In counting bulk residential or commercial connections, such as an apartment building or hotel, connections are counted based on the number of units/rooms within the building receiving service.

(7)	Billable number of lines into a building for high-speed data services.
(8)	Billable number of lines into a building for voice services.

TDS Telecom
Capital Expenditures (millions)

Quarter Ended	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
Wireline	$27	$27	$27	$50	$38
Cable	11	17	13	15	13
HMS	2	2	2	8	5
	$40	$46	$42	$73	$56

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Three Months Ended September 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$1,010	$1,069	$(59)	(6)%
TDS Telecom	287	299	(12)	(4)%
All Other (1)	4	6	(2)	(37)%
	1,301	1,374	(73)	(5)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and
accretion	846	861	(15)	(2)%
Depreciation, amortization and accretion	155	152	3	2%
(Gain) loss on asset disposals, net	7	3	4	>100%
(Gain) loss on sale of business and other exit costs, net	–	(1)	1	N/M
(Gain) loss on license sales and exchanges, net	(7)	(24)	17	70%
	1,001	991	10	1%
TDS Telecom
Expenses excluding depreciation, amortization and
accretion	217	224	(6)	(3)%
Depreciation, amortization and accretion	57	57	–	-
(Gain) loss on asset disposals, net	2	2	(1)	(30)%
(Gain) loss on sale of business and other exit costs, net	–	–	–	N/M
	276	282	(7)	(2)%
All Other (1)
Expenses excluding depreciation and amortization	4	6	(2)	(41)%
Depreciation and amortization	2	2	–	(6)%
(Gain) loss on asset disposals, net	(1)	–	(1)	>100%
(Gain) loss on sale of business and other exit costs, net (2)	–	–	–	>(100)%
	5	8	(3)	(38)%

Total operating expenses	1,281	1,281	–	-
Operating income (loss)
U.S. Cellular	9	78	(69)	(88)%
TDS Telecom	12	17	(5)	(32)%
All Other (1)	(1)	(2)	1	41%
	20	93	(73)	(79)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	38	40	(2)	(5)%
Interest and dividend income	15	10	5	56%
Interest expense	(42)	(35)	(7)	(20)%
Other, net	(1)	–	(1)	>100%
Total investment and other income	10	15	(5)	(25)%
Income before income taxes	30	108	(78)	(72)%
Income tax expense	14	46	(32)	(69)%
Net income	16	62	(46)	(74)%
Less: Net income attributable to noncontrolling
interests, net of tax	3	11	(8)	(70)%
Net income attributable to TDS shareholders	13	51	(38)	(75)%
TDS Preferred dividend requirement	–	–	–	-
Net income available to common shareholders	$13	$51	$(38)	(75)%

Basic weighted average shares outstanding	110	109	1	1%
Basic earnings per share attributable to TDS shareholders	$0.12	$0.47	$(0.35)	(75)%

Diluted weighted average shares outstanding	111	110	1	1%
Diluted earnings per share attributable to TDS shareholders	$0.11	$0.46	$(0.35)	(75)%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Operations Highlights
(Unaudited)
	Nine Months Ended September 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars and shares in millions, except per share amounts)
Operating revenues
U.S. Cellular	$2,948	$3,010	$(62)	(2)%
TDS Telecom	868	874	(6)	(1)%
All Other (1)	10	18	(8)	(43)%
	3,826	3,902	(76)	(2)%
Operating expenses
U.S. Cellular
Expenses excluding depreciation, amortization and
accretion	2,460	2,472	(12)	-
Depreciation, amortization and accretion	462	450	12	3%
(Gain) loss on asset disposals, net	16	12	4	33%
(Gain) loss on sale of business and other exit costs, net	–	(114)	114	100%
(Gain) loss on license sales and exchanges, net	(16)	(147)	131	89%
	2,922	2,673	249	9%
TDS Telecom
Expenses excluding depreciation, amortization and
accretion	644	640	3	1%
Depreciation, amortization and accretion	168	170	(2)	(1)%
(Gain) loss on asset disposals, net	4	3	1	28%
(Gain) loss on sale of business and other exit costs, net	–	(3)	3	>100%
	816	810	5	1%
All Other (1)
Expenses excluding depreciation and amortization	8	16	(8)	(50)%
Depreciation and amortization	6	8	(2)	(32)%
(Gain) loss on sale of business and other exit costs, net (2)	(1)	(13)	12	96%
	13	11	2	25%

Total operating expenses	3,750	3,494	256	7%
Operating income (loss)
U.S. Cellular (3)	26	337	(311)	(92)%
TDS Telecom	53	64	(11)	(17)%
All Other (1)	(3)	7	(10)	>(100)%
	76	408	(332)	(81)%
Investment and other income (expense)
Equity in earnings of unconsolidated entities	109	110	(1)	(1)%
Interest and dividend income	44	28	16	57%
Interest expense	(127)	(103)	(24)	(23)%
Other, net	1	–	1	>(100)%
Total investment and other income	27	35	(8)	(24)%
Income before income taxes	103	443	(340)	(77)%
Income tax expense	45	178	(133)	(75)%
Net income	58	265	(207)	(78)%
Less: Net income attributable to noncontrolling interests,
net of tax	9	45	(36)	(79)%
Net income attributable to TDS shareholders	49	220	(171)	(78)%
TDS Preferred dividend requirement	–	–	–	-
Net income available to common shareholders	$49	$220	$(171)	(78)%

Basic weighted average shares outstanding	110	109	1	N/M
Basic earnings per share attributable to TDS shareholders	$0.44	$2.03	$(1.58)	(78)%
Diluted weighted average shares outstanding	111	110	1	N/M
Diluted earnings per share attributable to TDS shareholders	$0.44	$1.99	$(1.55)	(78)%

(1)	Consists of TDS corporate, intercompany eliminations and all other business operations not included in the U.S. Cellular and TDS Telecom segments.
(2)	Compared to U.S. Cellular, TDS recognized an incremental gain of $12 million on the tower sale as a result of a lower basis in the assets disposed in 2015.
(3)	Year-over-year comparisons are affected by gains of $252 million from sales and exchanges of businesses and licenses in 2015.
N/M – Percentage change not meaningful

Telephone and Data Systems, Inc.
Consolidated Statement of Cash Flows
(Unaudited)
	Nine Months Ended September 30,
	2016	2015
(Dollars in millions)
Cash flows from operating activities
Net income	$58	$265
Add (deduct) adjustments to reconcile net income to net cash flows from operating activities
Depreciation, amortization and accretion	636	628
Bad debts expense	72	83
Stock-based compensation expense	29	29
Deferred income taxes, net	11	(40)
Equity in earnings of unconsolidated entities	(109)	(110)
Distributions from unconsolidated entities	55	45
(Gain) loss on asset disposals, net	20	15
(Gain) loss on sale of business and other exit costs, net	(1)	(130)
(Gain) loss on license sales and exchanges, net	(16)	(147)
Noncash interest expense	2	2
Other operating activities	(3)	(1)
Changes in assets and liabilities from operations
Accounts receivable	(9)	(94)
Equipment installment plans receivable	(160)	(96)
Inventory	3	90
Accounts payable	47	125
Customer deposits and deferred revenues	(41)	(50)
Accrued taxes	77	212
Accrued interest	7	11
Other assets and liabilities	(40)	(110)
Net cash provided by operating activities	638	727

Cash flows from investing activities
Cash used for additions to property, plant and equipment	(426)	(558)
Cash paid for acquisitions and licenses	(46)	(287)
Cash received from divestitures and exchanges	20	325
Federal Communications Commission deposit	(143)	–
Other investing activities	1	6
Net cash used in investing activities	(594)	(514)

Cash flows from financing activities
Issuance of long-term debt	2	225
Repayment of long-term debt	(9)	(1)
TDS Common Shares reissued for benefit plans, net of tax payments	7	11
U.S. Cellular Common Shares reissued for benefit plans, net of tax payments	4	(1)
Repurchase of TDS Common Shares	(3)	–
Repurchase of U.S. Cellular Common Shares	(2)	(4)
Dividends paid to TDS shareholders	(49)	(46)
Payment of debt issuance costs	(4)	(3)
Distributions to noncontrolling interests	(1)	(6)
Other financing activities	11	5
Net cash provided by (used in) financing activities	(44)	180

Net increase (decrease) in cash and cash equivalents	–	393

Cash and cash equivalents
Beginning of period	985	472
End of period	$985	$865

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

ASSETS

	September 30,	December 31,
	2016	2015
(Dollars in millions)
Current assets
Cash and cash equivalents	$985	$985
Accounts receivable from customers and others, net	824	803
Inventory, net	148	158
Prepaid expenses	113	112
Income taxes receivable	6	70
Other current assets	34	30
Total current assets	2,110	2,158

Assets held for sale	16	–

Licenses	1,876	1,844
Goodwill	766	766
Franchise rights	244	244
Other intangible assets, net	36	47
Investments in unconsolidated entities	459	402
Other investments	1	–

Property, plant and equipment, net	3,549	3,764

Other assets and deferred charges	392	197

Total assets	$9,449	$9,422

Telephone and Data Systems, Inc.
Consolidated Balance Sheet Highlights
(Unaudited)

LIABILITIES AND EQUITY

	September 30,	December 31,
	2016	2015
(Dollars in millions)
Current liabilities
Current portion of long-term debt	$12	$14
Accounts payable	366	349
Customer deposits and deferred revenues	242	288
Accrued interest	19	12
Accrued taxes	48	41
Accrued compensation	115	113
Other current liabilities	85	127
Total current liabilities	887	944

Deferred liabilities and credits
Deferred income tax liability, net	910	900
Other deferred liabilities and credits	461	433

Long-term debt	2,436	2,440

Noncontrolling interests with redemption features	1	1

Equity
TDS shareholders' equity
Series A Common and Common Shares, par value $.01	1	1
Capital in excess of par value	2,373	2,365
Treasury shares, at cost	(703)	(727)
Accumulated other comprehensive income (loss)	–	–
Retained earnings	2,477	2,487
Total TDS shareholders' equity	4,148	4,126

Preferred shares	1	1
Noncontrolling interests	605	577

Total equity	4,754	4,704

Total liabilities and equity	$9,449	$9,422

Balance Sheet Highlights
(Unaudited)

	September 30, 2016
	U.S.	TDS	TDS Corporate	Intercompany	TDS
	Cellular	Telecom	& Other	Eliminations	Consolidated
(Dollars in millions)
Cash and cash equivalents	$674	$41	$270	$–	$985
Affiliated cash investments	–	392	–	(392)	–
	$674	$433	$270	$(392)	$985

Licenses, goodwill and other intangible
assets	$2,236	$824	$(138)	$–	$2,922
Investment in unconsolidated entities	420	4	40	(5)	459
	$2,656	$828	$(98)	$(5)	$3,381

Property, plant and equipment, net	$2,458	$1,067	$25	$(1)	$3,549

Long-term debt:
Current portion	$11	$–	$1	$–	$12
Non-current portion	1,621	2	813	–	2,436
	$1,632	$2	$814	$–	$2,448

TDS Telecom Highlights
(Unaudited)
	Three Months Ended September 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
Wireline
Operating revenues
Residential	$78	$76	$3	4%
Commercial	53	55	(2)	(4)%
Wholesale	43	44	(1)	(2)%
Total service revenues	174	175	–	-
Equipment sales	–	–	–	(9)%
	175	175	–	-
Operating expenses
Cost of services	67	64	3	4%
Cost of equipment sold	1	1	–	25%
Selling, general and administrative expenses	50	50	–	-
Depreciation, amortization and accretion	41	41	(1)	(1)%
(Gain) loss on asset disposals, net	1	2	(1)	(65)%
	159	157	1	1%

Operating income	$16	$18	$(2)	(10)%

Cable
Operating revenues
Residential	$37	$35	$2	6%
Commercial	9	9	–	4%
Total operating revenues	46	44	2	5%

Operating expenses
Cost of services	23	20	4	20%
Selling, general and administrative expenses	13	14	(1)	(10)%
Depreciation, amortization and accretion	9	9	–	6%
(Gain) loss on asset disposals, net	1	–	–	>100%
	46	43	3	8%

Operating income	$–	$1	$(1)	(98)%

HMS
Operating revenues
Service revenues	$29	$30	$(1)	(5)%
Equipment sales	39	51	(13)	(25)%
	68	82	(14)	(17)%
Operating expenses
Cost of services	21	21	–	(1)%
Cost of equipment sold	33	43	(11)	(25)%
Selling, general and administrative expenses	12	12	(1)	(7)%
Depreciation, amortization and accretion	7	7	–	5%
	72	84	(11)	(14)%

Operating (loss)	$(5)	$(2)	$(3)	>(100)%

Intercompany revenues	$(1)	$(1)	$–	1%
Intercompany expenses	(1)	(1)	–	1%

Total TDS Telecom operating income	$12	$17	$(5)	(32)%

Numbers may not foot due to rounding.

TDS Telecom Highlights
(Unaudited)
	Nine Months Ended September 30,
	2016	2015	2016 vs. 2015
			Increase (Decrease)
(Dollars in millions)
Wireline
Operating revenues
Residential	$232	$224	$7	3%
Commercial	160	166	(6)	(4)%
Wholesale	130	135	(5)	(3)%
Total service revenues	522	526	(4)	(1)%
Equipment sales	1	1	–	(1)%
	523	527	(4)	(1)%
Operating expenses
Cost of services	192	189	3	2%
Cost of equipment sold	2	2	–	(3)%
Selling, general and administrative expenses	148	145	3	2%
Depreciation, amortization and accretion	119	124	(5)	(4)%
(Gain) loss on asset disposals, net	2	3	(2)	(52)%
(Gain) loss on sale of business and other exit costs, net	–	(3)	3	>100%
	462	460	2	-

Operating income	$61	$67	$(6)	(9)%

Cable
Operating revenues
Residential	$108	$105	$4	3%
Commercial	28	27	1	4%
Total operating revenues	137	132	4	3%

Operating expenses
Cost of services	69	59	10	17%
Selling, general and administrative expenses	37	41	(3)	(8)%
Depreciation, amortization and accretion	27	26	1	5%
(Gain) loss on asset disposals, net	2	(1)	2	>100%
	136	126	10	8%

Operating income	$1	$6	$(6)	(92)%

HMS
Operating revenues
Service revenues	$91	$88	$2	3%
Equipment sales	121	130	(9)	(7)%
	212	218	(6)	(3)%
Operating expenses
Cost of services	61	63	(2)	(3)%
Cost of equipment sold	101	109	(8)	(7)%
Selling, general and administrative expenses	37	36	1	2%
Depreciation, amortization and accretion	22	20	2	10%
	221	228	(7)	(3)%

Operating (loss)	$(9)	$(10)	$1	9%

Intercompany revenues	$(3)	$(3)	$–	(1)%
Intercompany expenses	(3)	(3)	–	(1)%

Total TDS Telecom operating income	$53	$64	$(11)	(17)%

Numbers may not foot due to rounding.

Telephone and Data Systems, Inc.
Financial Measures and Reconciliations
(Unaudited)

Free Cash Flow and Adjusted Free Cash Flow

	Three Months Ended September 30,		Nine Months Ended September 30,
	2016	2015	2016	2015
(Dollars in millions)
Cash flows from operating activities (GAAP)	$238	$188	$638	$727
Less: Cash used for additions to property, plant and equipment	145	199	426	558
Free cash flow	93	(11)	212	169
Add: Sprint Cost Reimbursement	2	4	5	28
Adjusted free cash flow (Non-GAAP)(1)	$95	$(7)	$217	$197

(1)

Management uses Free cash flow as a liquidity measure and it is defined as Cash flows from operating activities less Cash paid for additions to property, plant and equipment.  Adjusted free cash flow is defined as Cash flows from operating activities (which includes cash outflows related to the Sprint decommissioning), as adjusted for cash proceeds from the Sprint Cost Reimbursement (which are included in Cash flows from investing activities in the Consolidated Statement of Cash Flows), less Cash paid for additions to property, plant and equipment.  Sprint decommissioning and Sprint Cost Reimbursement are further defined and discussed in our Annual Report on Form 10-K for the year ended December 31, 2015.  Free cash flow and Adjusted free cash flow are non-GAAP financial measures which TDS believes may be useful to investors and other users of its financial information in evaluating the amount of cash generated by business operations (including cash proceeds from the Sprint Cost Reimbursement), after Cash paid for additions to property, plant and equipment.

Postpaid ABPU and Postpaid ABPA

U.S. Cellular presents Postpaid ABPU and Postpaid ABPA to reflect the revenue shift from Service revenues to Equipment and product sales resulting from the increased adoption of equipment installment plans.  Postpaid ABPU and Postpaid ABPA, as previously defined, are non-GAAP financial measures which U.S. Cellular believes are useful to investors and other users of its financial information in showing trends in both service and equipment revenues received from customers.

For the Quarter Ended	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015
(Dollars and connection counts in millions)
Calculation of Postpaid ARPU
Postpaid service revenues	$635	$636	$639	$674	$755
Average number of postpaid connections	4.49	4.48	4.43	4.37	4.33
Number of months in period	3	3	3	3	3
Postpaid ARPU (GAAP metric)	$47.08	$47.37	$48.13	$51.46	$58.12

Calculation of Postpaid ABPU
Postpaid service revenues	$635	$636	$639	$674	$755
Equipment installment plan billings	131	118	105	93	75
Total billings to postpaid connections	$766	$754	$744	$767	$830
Average number of postpaid connections	4.49	4.48	4.43	4.37	4.33
Number of months in period	3	3	3	3	3
Postpaid ABPU (Non-GAAP metric)	$56.79	$56.09	$56.06	$58.57	$63.88

Calculation of Postpaid ARPA
Postpaid service revenues	$635	$636	$639	$674	$755
Average number of postpaid accounts	1.69	1.70	1.70	1.70	1.71
Number of months in period	3	3	3	3	3
Postpaid ARPA (GAAP metric)	$125.31	$124.91	$125.36	$131.96	$147.00

Calculation of Postpaid ABPA
Postpaid service revenues	$635	$636	$639	$674	$755
Equipment installment plan billings	131	118	105	93	75
Total billings to postpaid accounts	$766	$754	$744	$767	$830
Average number of postpaid accounts	1.69	1.70	1.70	1.70	1.71
Number of months in period	3	3	3	3	3
Postpaid ABPA (Non-GAAP metric)	$151.16	$147.90	$145.99	$150.19	$161.57